                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                                 June 25th, 2003


                          ANRC AUTO OWNER TRUST 1999-A
                          ANRC AUTO OWNER TRUST 2000-A
                          ANRC AUTO OWNER TRUST 2001-A

                      (AUTONATION RECEIVABLES CORPORATION)
                   (Originator of the Trusts described herein)
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                       333-81615           65-092-9038
           ---------------            -----------------       ---------------
   (State or Other Jurisdiction          (Commission           (IRS Employer
        of Incorporation)                 File Number)       Identification No.)



110 S.E. 6/th/ Street, Fort Lauderdale, Florida                        33301
--------------------------------------------------                  ------------
(Address of Principal Executive Office)                              (Zip Code)


Registrant's telephone number, including area code:  (954) 769-7000

                                       N/A
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required Regulation FD Disclosure.

     A copy of the monthly servicing reports furnished to the holders of notes issued by the ANRC Auto Owner Trust 1999-A, the ANRC Auto Owner Trust 2000-A and the ANRC Auto Owner Trust 2001-A (collectively, the "Trusts") since the inception of each of the Trusts and copies of the Annual Reports on Form 10-K for the Trusts for each of the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001, as applicable, are being filed as exhibits to this Current Report on Form 8-K.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The exhibits listed on the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25th, 2003                    AUTONATION RECEIVABLES CORPORATION
                                         ----------------------------------
                                         Registrant

                                         By: /s/ David M. Jett
                                             ------------------------
                                             David M. Jett
                                             Vice President - Finance

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                                  EXHIBIT INDEX

   Exhibit
   Number        Description
-------------    -----------------------------------------------------

Exhibit 99.1 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended October 31, 1999.

Exhibit 99.2 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended November 30, 1999.

Exhibit 99.3 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended December 31, 1999.

Exhibit 99.4 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended January 31, 2000.

Exhibit 99.5 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended February 29, 2000.

Exhibit 99.6 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended March 31, 2000.

Exhibit 99.7 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended April 30, 2000.

Exhibit 99.8 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended May 31, 2000.

Exhibit 99.9 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended June 30, 2000.

Exhibit 99.10 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended July 31, 2000.

Exhibit 99.11 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended August 31, 2000.

Exhibit 99.12 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended September 30, 2000.

Exhibit 99.13 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended October 31, 2000.

Exhibit 99.14 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended November 30, 2000.

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Exhibit 99.15    ANRC Auto Owner Trust 1999-A Servicing Report for the
                 Collection Period ended December 31, 2000.

Exhibit 99.16 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended January 31, 2001.

Exhibit 99.17 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended February 28, 2001.

Exhibit 99.18 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended March 31, 2001.

Exhibit 99.19 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended April 30, 2001.

Exhibit 99.20 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended May 31, 2001.

Exhibit 99.21 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended June 30, 2001.

Exhibit 99.22 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended July 31, 2001.

Exhibit 99.23 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended August 31, 2001.

Exhibit 99.24 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended September 30, 2001.

Exhibit 99.25 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended October 31, 2001.

Exhibit 99.26 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended November 30, 2001.

Exhibit 99.27 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended December 31, 2001.

Exhibit 99.28 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended January 31, 2002.

Exhibit 99.29 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended February 28, 2002.

Exhibit 99.30 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended March 31, 2002.

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Exhibit 99.31    ANRC Auto Owner Trust 1999-A Servicing Report for the
                 Collection Period ended April 30, 2002.

Exhibit 99.32 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended May 31, 2002.

Exhibit 99.33 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended June 30, 2002.

Exhibit 99.34 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended July 31, 2002.

Exhibit 99.35 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended August 31, 2002.

Exhibit 99.36 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended September 30, 2002.

Exhibit 99.37 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended October 31, 2002.

Exhibit 99.38 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended November 30, 2002.

Exhibit 99.39 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended December 31, 2002.

Exhibit 99.40 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended January 31, 2003.

Exhibit 99.41 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended February 28, 2003.

Exhibit 99.42 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended March 31, 2003.

Exhibit 99.43 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended August 31, 2000.

Exhibit 99.44 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended September 30, 2000.

Exhibit 99.45 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended October 31, 2000.

Exhibit 99.46 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended November 30, 2000.

Exhibit 99.47 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended December 31, 2000.

Exhibit 99.48 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended January 31, 2001.

Exhibit 99.49 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended February 28, 2001.

Exhibit 99.50 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended March 31, 2001.

Exhibit 99.51 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended April 30, 2001.

Exhibit 99.52 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended May 31, 2001.

Exhibit 99.53 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended June 30, 2001.

Exhibit 99.54 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended July 31, 2001.

Exhibit 99.55 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended August 31, 2001.

Exhibit 99.56 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended September 30, 2001.

Exhibit 99.57 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended October 31, 2001.

Exhibit 99.58 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended November 30, 2001.

Exhibit 99.59 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended December 31, 2001.

Exhibit 99.60 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended January 31, 2002.

Exhibit 99.61 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended February 28, 2002.

Exhibit 99.62 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended March 31, 2002.

Exhibit 99.63 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended April 30, 2002.

Exhibit 99.64 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended May 31, 2002.

Exhibit 99.65 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended June 30, 2002.

Exhibit 99.66 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended July 31, 2002.

Exhibit 99.67 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended August 31, 2002.

Exhibit 99.68 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended September 30, 2002.

Exhibit 99.69 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended October 31, 2002.

Exhibit 99.70 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended November 30, 2002.

Exhibit 99.71 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended December 31, 2002.

Exhibit 99.72 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended January 31, 2003.

Exhibit 99.73 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended February 28, 2003.

Exhibit 99.74 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended March 31, 2003.

Exhibit 99.75 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended September 30, 2001.

Exhibit 99.76 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended October 31, 2001.

Exhibit 99.77 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended November 30, 2001.

Exhibit 99.78 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended December 31, 2001.

Exhibit 99.79 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended January 31, 2002.

Exhibit 99.80 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended February 28, 2002.

Exhibit 99.81 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended March 31, 2002.

Exhibit 99.82 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended April 30, 2002.

Exhibit 99.83 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended May 31, 2002.

Exhibit 99.84 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended June 30, 2002.

Exhibit 99.85 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended July 31, 2002.

Exhibit 99.86 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended August 31, 2002.

Exhibit 99.87 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended September 30, 2002.

Exhibit 99.88 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended October 31, 2002.

Exhibit 99.89 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended November 30, 2002.

Exhibit 99.90 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended December 31, 2002.

Exhibit 99.91 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended January 31, 2003.

Exhibit 99.92 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended February 28, 2003.

Exhibit 99.93 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended March 31, 2003.

Exhibit 99.94 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended April 30, 2003.

Exhibit 99.95 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended April 30, 2003.

Exhibit 99.96 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended April 30, 2003.

Exhibit 99.97 ANRC Auto Owner Trust 1999-A Servicing Report for the Collection Period ended May 31, 2003.

Exhibit 99.98 ANRC Auto Owner Trust 2000-A Servicing Report for the Collection Period ended May 31, 2003.

Exhibit 99.99 ANRC Auto Owner Trust 2001-A Servicing Report for the Collection Period ended May 31, 2003.

Exhibit 99.100 ANRC Auto Owner Trust 1999-A Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

Exhibit 99.101 ANRC Auto Owner Trust 1999-A and ANRC Auto Owner Trust 2000-A Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Exhibit 99.102 ANRC Auto Owner Trust 1999-A, ANRC Auto Owner Trust 2000-A and ANRC Auto Owner Trust 2001-A Annual Report on Form 10-K for the fiscal year ended December 31, 2001.